ITW Conference Call

Third Quarter

2007

Exhibit 99.2

ITW
Agenda

1.  Introduction…………………….. John Brooklier/David Speer

2.  Financial Overview…………….. Ron Kropp

3.  Manufacturing Segments….…. John Brooklier

4.  Forecast 2007……….…….….… Ron Kropp

5.  Q & A………………......………… John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash and potential acquisitions for the 2007 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, general industrial, automotive or food institutional and service markets, (2) deterioration in international and domestic business and economic conditions, particularly in
North America, Europe, Asia or Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-1278

No pass code necessary

Telephone replay available through midnight of
October 31, 2007

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2006

2007

Q3

Q3

Amount

%

Operating Revenues

3,538.0

4,093.8

555.8

15.7%

Operating Income

626.9

696.3

69.4

11.1%

% of Revenues

17.7%

17.0%

-0.7%

Net Income

Income Amount

446.1

491.1

45.0

10.1%

Income Per Share-Diluted

0.78

0.89

0.11

14.1%

Average Invested Capital

9,384.4

10,425.3

(1,040.9)

-11.1%

Return on Average Invested Capital

18.6%

19.0%

0.4%

Free Operating Cash Flow

491.8

656.1

164.3

33.4%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

2.2%

5.1%

0.5%

Nonvolume-related

-

0.6%

0.1%

Total

2.2%

5.7%

0.6%

Acquisitions

11.7%

2.7%

-1.5%

Divestitures

-1.4%

-1.1%

-

Translation

3.8%

3.4%

-

Impairment

-

-

-

Restructuring

-

0.4%

0.1%

Intercompany/Other

-0.6%

-

0.1%

Total

15.7%

11.1%

-0.7%

% F(U) Prior Year

ITW
Non Operating & Taxes

2006

2007

Q3

Q3

Amount

%

Operating Income

626.9

696.3

69.4

11.1%

Interest Expense

(20.8)

(25.8)

(5.0)

Other Income

35.8

19.0

(16.8)

Net Income-P/T

641.9

689.5

47.6

7.4%

Income Taxes

195.8

198.4

(2.6)

% to Pre Tax Income

30.5%

28.8%

1.7%

Net Income-AT

446.1

491.1

45.0

10.1%

F(U) Last Year

ITW
Invested Capital

9/30/06

6/30/07

9/30/07

Trade Receivables

2,369.7

2,882.7

2,842.4

Days Sales Outstanding

60.3

62.4

62.5

Inventories

1,444.6

1,612.4

1,607.8

Months on Hand

1.9

1.8

1.8

Prepaids and Other Current Assets

462.4

463.8

431.9

Accounts Payable & Accrued Expenses

(1,725.5)

(1,998.5)

(2,027.2)

Operating Working Capital

2,551.2

2,960.4

2,854.9

% to Revenue(Prior 4 Qtrs.)

19%

20%

18%

Net Plant & Equipment

1,979.1

2,116.8

2,120.6

Investments

917.7

560.7

546.3

Goodwill and Intangibles

4,311.2

5,409.1

5,594.4

Other, net

(177.0)

(655.4)

(657.3)

Invested Capital

9,582.2

10,391.6

10,458.9

ITW
Debt & Equity

9/30/06

6/30/07

9/30/07

Total Capital

Short Term Debt

524.6

528.1

101.4

Long Term Debt

964.3

956.6

1,573.1

Total Debt

1,488.9

1,484.7

1,674.5

Stockholders' Equity

8,711.2

9,388.4

9,386.5

Total Capital

10,200.1

10,873.1

11,061.0

Less:

Cash

(617.9)

(481.5)

(602.1)

Net Debt & Equity

9,582.2

10,391.6

10,458.9

Debt to Total Capital

15%

14%

15%

ITW
Eurobonds

Bonds issued October 1 by ITW Finance Europe
S.A.

Principal of €750 million

7-year term

Fixed coupon rate of 5.25%

Listed on Luxembourg exchange

Proceeds distributed back to U.S.

Outstanding commercial paper refinanced ($616
million)

To be used for general corporate purposes

Debt will be serviced by European free cash flow

ITW
Cash Flow

2006

2007

Q3

Q3

Net Income

446.1

491.1

Adjust for Non-Cash Items

137.1

152.5

Changes in Operating Assets & Liabilities

(13.6)

92.8

Net Cash From Operating Activities

569.6

736.4

Additions to Plant & Equipment

(77.8)

(80.3)

Free Operating Cash Flow

491.8

656.1

Stock Repurchase

(248.0)

(479.0)

Acquisitions

(446.8)

(195.1)

Purchase of Investments

(2.1)

(0.6)

Dividends

(93.7)

(115.9)

Debt

431.9

182.8

Proceeds from Investments

13.8

25.8

Other

11.8

46.5

Net Cash Increase (Decrease)

158.7

120.6

ITW
Return on Average Invested Capital

2006

2007

F(U)

Q3

Q3

Prior Yr.

Operating Income after Taxes

435.7

496.0

60.3

Operating Margins

12.3%

12.1%

-0.2%

Average Invested Capital

9,384.4

10,425.3

(1,040.9)

Capital Turnover

1.51

1.57

0.06

Return on Average Invested Capital

18.6%

19.0%

0.4%

2006

2007

F(U)

Year to Date

Q3

Q3

Prior Yr.

Operating Income after Taxes

1,269.5

1,389.3

119.8

Operating Margins

12.2%

11.6%

-0.6%

Average Invested Capital

8,989.5

10,202.9

(1,213.4)

Capital Turnover

1.54

1.57

0.03

Return on Average Invested Capital

18.8%

18.2%

-0.6%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Annual Revenues Acquired

353

154

388

820

399

213

218

Purchase Price

Cash Paid

199

82

447

650

264

215

229

Stock Issued

163

-

-

-

-

-

-

Total

362

82

447

650

264

215

229

Number of Acquisitions

North America

Engineered Products

2

4

5

4

2

3

2

Specialty Systems

2

4

4

4

1

1

3

International

Engineered Products

4

-

2

11

3

1

6

Specialty Systems

3

2

2

-

3

5

7

Total

11

10

13

19

9

10

18

2006

2007

Key Economic Data

Stronger fundamentals in Europe

EuroZone industrial production: 4.0% in August ’07 vs.
2.3% in May ’07

EuroZone Purchasing Managers Index: 53.2% in
September ’07 vs. 55.6% in June ’07

Weaker macro data for North America

US Industrial Production (ex. Tech.): 0.7% in September
’07 vs. 0.6% in June ’07

North American September ’07 ISM Index: 52.0% vs.
56.0% in June ’07

ITW
Engineered Products - North America

2006

2007

Q3

Q3

Amount

%

Operating Revenues

1,017.3

1,041.2

23.9

2.4%

Operating Income

178.9

173.1

(5.8)

-3.2%

Operating Margins

17.6%

16.6%

-1.0%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-1.7%

-4.0%

-0.4%

Nonvolume-related

-

-1.0%

-0.2%

Total

-1.7%

-5.0%

-0.6%

Acquisitions

4.5%

2.2%

-0.4%

Divestitures

-0.8%

-0.8%

-

Translation

0.4%

0.4%

-

Impairment

-

-

-

Restructuring

-

-

-

Other

-

-

-

Total

2.4%

-3.2%

-1.0%

% F(U) Prior Year

Engineered Products - North America
Key Points

ITW’s Automotive base revenues: +2% for Q3 ’07 vs. -4%
for Q2 ’07 vs.   -7% for Q1 ’07

Detroit 3 build rates: +1% for Q3 ’07 vs. -6% for Q2 ’07 vs.
-12% for Q1 ’07

GM: -3% for Q3 ’07

Ford: +2% for Q3 ’07

Chrysler: +11% for Q3 ’07

New domestic build rates: +8% for Q3 ’07

Detroit 3 inventories: 70 days at 9-30-07 vs. 76 days at
6-30-07

GM: 66 days

Ford: 76 days

Chrysler: 71 days

New domestics’ inventories: 49 days at 9-30-07 vs. 53 days
at 6-30-07

Industrial: base revenues -1% for Q3 ’07

Key contributors: Industrial Plastics (-8%); Polymers
(+5%); Minigrip/ZipPak (+2%); Fluid Products (flat)

Engineered Products - North America
Key Points

Total construction base revenues: -5% for Q3 ’07 vs. -5% for Q2 ’07
vs. -10% for Q1 ’07

ITW construction (tools/fasteners/trusses) base revenues:

            -8% for Q3 ’07 vs. -9% for Q2 ’07 vs. -12% for Q1 ’07

             - new housing: -19% in Q3 ’07

             - renovation: -3% in Q3 ’07

             - commercial: +4% in Q3 ’07

Wilsonart (high pressure laminate): base revenues -1% in Q3 ’07

            - better pricing for high end HD laminate offset by decline in flooring business

ITW
Engineered Products - International

2006

2007

Q3

Q3

Amount

%

Operating Revenues

720.4

954.6

234.2

32.5%

Operating Income

109.6

140.6

31.0

28.3%

Operating Margins

15.2%

14.7%

-0.5%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

6.7%

17.2%

1.5%

Nonvolume-related

-

-2.4%

-0.3%

Total

6.7%

14.8%

1.2%

Acquisitions

16.9%

4.2%

-1.7%

Divestitures

-0.2%

-0.2%

-

Translation

9.2%

10.3%

0.2%

Impairment

-

-

-

Restructuring

-

-0.9%

-0.1%

Other

-0.1%

0.1%

-0.1%

Total

32.5%

28.3%

-0.5%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +8% in Q3 ’07

Europe: +9% (growth in many countries: Germany
and Sweden)

Asia-Pacific: +6% (commercial/retail strength in
Australia/New Zealand)

Wilsonart Intl.: +9% (strength in Germany and China)

Automotive base revenues: +9% in Q3 ’07

Builds: +7.5% in Q3 ’07

Key OEM builds: BMW: +16%; VW Group: +8%; Ford
Group: +7%; PSA Group: +6%; GM Group: +2%; and
Renault Group: -4%

Industrial-based revenues: base revenues grew 3% in
Q3 ’07

Polymers: +8% ; Fluid Products: +9%; Industrial
Plastics: -1%

ITW
Specialty Systems - North America

2006

2007

Q3

Q3

Amount

%

Operating Revenues

1,150.2

1,271.5

121.3

10.5%

Operating Income

229.6

246.3

16.7

7.3%

Operating Margins

20.0%

19.4%

-0.6%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

1.9%

3.9%

0.4%

Nonvolume-related

-

3.4%

0.7%

Total

1.9%

7.3%

1.1%

Acquisitions

9.8%

0.2%

-1.8%

Divestitures

-1.5%

-0.5%

0.2%

Translation

0.4%

0.4%

-

Impairment

-

-

-

Restructuring

-

-

-

Other

-0.1%

-0.1%

-0.1%

Total

10.5%

7.3%

-0.6%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Segment base revenues were up 1.9% in Q3 ’07 as
U.S. industrial production rate grew less than 1.0%
in Q3 ’07

Food Equipment base revenues: 9% growth in Q3 ’07
as restaurant/institutional/service segments of
business prosper; YTD growth: 6+%

Welding base revenues: +7% growth in Q3 ’07 reflects
some slowing in industrial end markets and difficult
Q3 ’06 comps; YTD growth: 5+%

Signode Industrial Packaging: -6% base revenues in
Q3 ’07 due to weakness in construction-related
packaging categories (lumber and brick/block)

ITW
Specialty Systems - International

2006

2007

Q3

Q3

Amount

%

Operating Revenues

750.0

947.0

197.0

26.3%

Operating Income

108.8

136.3

27.5

25.3%

Operating Margins

14.5%

14.4%

-0.1%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

3.6%

9.6%

0.9%

Nonvolume-related

-

0.9%

0.1%

Total

3.6%

10.5%

1.0%

Acquisitions

18.0%

7.3%

-1.5%

Divestitures

-3.0%

-3.5%

-0.1%

Translation

7.6%

7.8%

0.1%

Impairment

-

-

-

Restructuring

-

3.2%

0.4%

Other

0.1%

-

-

Total

26.3%

25.3%

-0.1%

% F(U) Prior Year

Specialty Systems - International
Key Points

Strong economic/end market fundamentals serve as backdrop
for business units in segment

Food Equipment: base revenues +14% in Q3 ’07; growth in
Europe (Germany, UK, and France)

Welding: base revenue +6% in Q3 ’07 due to demand from
energy/shipbuilding customers for consumables in China;
Europe also contributes to growth

Finishing: base revenues +7% in Q3 ’07 due to strong
demand for Gema powder-based products in a number of
European and Asian countries

Signode Industrial Packaging: flat in both Europe and
Asia/Pacific in Q3 ’07

ITW
2007 Forecast

Mid

Low

High

Point

4th Quarter

Base Revenues

2.1%

4.1%

3.1%

Income Per Share-Diluted

$0.86

$0.90

$0.88

% F(U) 2006

12%

17%

14%

Full Year

Base Revenues

1.9%

2.5%

2.2%

Income Per Share-Diluted

$3.36

$3.40

$3.38

% F(U) 2006

12%

13%

12%

ITW 2007 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $1.0 billion to $1.2 billion
range.

Share repurchases of $1.5 billion to $1.6 billion for the
year.

Restructuring cost of $35 to $40 million.

No further impairment of goodwill/intangibles.

Non-operating other income of $90 to $100 million,
which is lower than 2006 by $10 to $20 million.

Tax rate of 29.25% for the 4th quarter and the full year.

ITW Conference Call

 Q & A

Third Quarter

2007